UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21200

The Denali Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	October 31, 2007

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders.

The Denali Fund Inc.

Annual Report

October 31, 2007

Contents

Letter to Shareholders	1

Schedule of Investments	5

Financial Statements	8

Financial Highlights/Per Share Data	19

Report of Independent Registered Public Accounting Firm	21

Distribution Reinvestment Plan	22

Directors and Officers	24

Proxy Voting Policies and Procedures	26

Quarterly Portfolio Schedule	26

Certification	26

Notice to Shareholders	27

Discussion Regarding the Board of Directors' Approval of the Investment Advisory Agreements	28

Meeting of Stockholders—Voting Results	33

Letter to Shareholders

Dear Fellow Shareholder:

As you are likely aware by now, your Fund is now called The Denali Fund Inc., formerly The Neuberger Berman Real Estate Income Fund. It still trades on the New York Stock Exchange, now under a new symbol: DNY. The change in the name recognizes the change in direction that the advisers plan to take the Fund. The new management of the Fund is proposing that shareholders approve new investment advisers and change the objective of the Fund, removing the mandate to invest in REITs. The proposed objective is total return consistent with dependable cash flow. In other words, we not only want to maintain the dividend, but increase it. The proposed objective of total return would give the Fund a much wider arena in which to invest outside of REITs. The special meeting of shareholders is slated to take place in Boulder, CO in early 2008 and proxies will be sent to shareholders following SEC review. At the meeting, shareholders will be asked to approve the new objective for the Fund and the new advisory contracts with Boulder Investment Advisers and Stewart Investment Advisers.

The change in management officially took place on October 26, 2007, just before the Fund's fiscal year-end of October 31, 2007. So although we are writing this letter and presenting this Annual Report to you, the Fund was managed by Neuberger Berman for almost the entire fiscal year. The Fund's total return on NAV for the year ending 10/31/07 was –10.7%, assuming reinvested dividends. As new interim advisers to the Fund, we are only reporting to you the performance of the Fund, taking no credit or fault.

Recently a year-end dividend of $1.61 was declared, on top of the $0.115 regular monthly dividend. The special dividend was virtually all capital gains which were realized throughout the year by the sale of appreciated securities. You should be aware that for tax purposes, capital gains must be allocated proportionally to common shareholders and to the preferred (Auction Preferred) shareholders. This will all be reflected in the 1099 you receive from the Fund or from your broker.

Since we have become interim advisers, we've been somewhat busy selling some of the REITs in the portfolio. Although the change in objective is not yet in effect, the Fund's current objective allows for the Fund to invest less than 80% in REITs "for temporary or defensive purposes." As of the date of this writing, we have sold approximately $50 million worth of REIT common stocks and REIT preferreds. The proceeds have been invested in short-term money-market type instruments and in short-term US Treasury bills. We feel fortunate to have sold what we did up to this point, as the REIT market overall has continued to decline in value.

The next logical question you may ask is: "What kind of Fund will this be and in what kind of stocks will you invest?" To answer this, we will share with you why we buy certain stocks.

When we consider a prospective company, we seek candidates that exhibit most of the following characteristics:

1. Appropriately priced shares relative to earnings and growth;

2. High return on equity and assets;

3. Low and wise use of debt;

4. Sensible, owner friendly use of retained earnings;

5. Reasonably predictable future business, performance and earnings;

6. Reasonable and steady growth;

7. Exceptional management; and

8. Sensible stock option programs for employees.

In summary, the companies should be of such a caliber that we would expect (and would be happy) to own them for a very long time. Right now, the Horejsi family trust owns approximately 70% of the Fund's common stock. You can certainly say that we eat our own cooking! By the way, we will likely look outside the borders of the U.S. in our search for companies to invest in. We will use the same criteria, but we don't want to be limited to invest in the U.S. Regardless of where we look, our first investment goal is: Don't lose. By this, we're not saying we will always buy at the bottom. We will rarely, if ever, buy stocks at the bottom (though we enjoy trying). Rather we are more concerned about buying good companies at reasonable prices, and not losing over the long term. We are not traders. We like to buy good companies at reasonable prices and hold onto them for a long time.

We want to welcome old shareholders and new shareholders alike. The Fund has a new website, www.thedenalifund.com. We hope you find it useful.

Sincerely,

Carl D. Johns Boulder Investment Advisers, LLC Boulder, Colorado December 18, 2007	Stewart R. Horejsi Stewart Investment Advisers Barbados, W.I.

Questions & Answers Regarding The Denali Fund

Q:  Why the new name "Denali Fund" and why the new objective?

A:  Denali is a name derived from the Indian name given to Mt. McKinley in Alaska, the highest mountain in the U.S. We hope that this name continually reminds us and inspires us to lofty goals. The new objective frees us from investing in one sector. Although REITs have performed quite well as a group over the past 5 years since the inception of the Fund, every investor out there knows (or should know) that "past performance is no guarantee of future performance." For shareholders who held the Fund over the past year, they saw a decline in the value of the Fund's assets as the entire REIT market has been declining. We want the freedom to move the Fund's assets into investments that we believe will give us the best return on our money over time.

Q:  The Fund was leveraged before. Will it stay leveraged?

A:  Yes. The Fund has $42 million of Auction Preferred shares outstanding. We have no intention of redeeming them; they will remain outstanding.

Q:  What will happen to the dividend?

A:  At the upcoming special meeting, we are proposing a managed distribution, which will mean a higher monthly dividend than the current dividend.

Q:  How do you plan to raise the dividend?

A:  We won't do this by investing in higher yielding, more risky securities. Rather, the dividend will likely consist of a portion of return of capital which is not taxable. Return of capital should not be considered yield by investors. But if we can get a return on our assets over the long-term that is close to or in excess of the amount of the payout, then the net asset value of the Fund will stay the same or increase while shareholders receive regular monthly income from the Fund. By paying out a return of capital instead of selling appreciated assets and paying capital gains, we save shareholders on their tax bill. Of course we can't and won't guarantee the dividend payout nor any returns on a shareholder's investment. Shareholders have to realize there is always a risk involved in investing.

Q:  Will the expenses of the Fund increase?

A:  Yes. We are proposing an Advisory fee that is higher than the fee that was previously charged. However, the new administrative and custodian fees are lower. But the net of the two will result in higher overall fees to the shareholder. The proposed Advisory fee is 1.25% of total assets under management on an annualized basis. The administration fee and custodian fee (that is what the Fund pays Fund Administrative Services and State Street Bank & Trust) is approximately 0.28%, 3 basis points less than what the Fund previously paid for similar services.

Q.  What is your investment style?

A.  We find that in the long run, stock prices track business performance quite closely. However, just because we buy a stock doesn't mean the price will increase right away. Although this would be nice, it would likely be dumb luck. The truth is, we have little ability to predict where the price of a company will be next week, next month, or even next year. However, we believe that over the next five years the performance of the companies we choose will progress nicely. Shareholders should be aware that if the market prices of our investments creep lower, we may very well buy a larger stake.

We believe our investment approach will be rewarding to those who remain with the Fund for the long run. Although the Lola Brown Trust, the Fund's largest shareholder with 70% of the common shares, is likely to reduce its holdings in the Fund over time, we anticipate it being a substantial shareholder for the long run and want to attract investors who have similar objectives. We intend to run the Fund as a focused portfolio of only a few high-caliber companies. This approach may result in more volatility and thus, from time-to-time, shareholders may see the portfolio fluctuate in excess of what they have experienced with more diversified funds. We seek to attract investors who, like us, are not concerned by such fluctuations and instead focus more on the intrinsic, long-term value of the portfolio. It is an essential element in our investment philosophy not to sell when the market is falling. That is the time to buy, not sell. Our motivation to buy a company is driven more by what is happening in its business, and less by what is happening to its price. Sometimes we don't know why the companies we choose are so cheap, but we are glad they are so we can become part owners of wonderful businesses at reasonable prices.

Glossary of Indices

FTSE NAREIT Equity REITs Index:	The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

S&P 500 Index:	The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index. Data about the performance of each index is prepared or obtained by Prior Management and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its indices.

Schedule of Investments as of October 31, 2007

NUMBER OF SHARES		MARKET VALUE (000's omitted)
Common Stocks (112.4%)
Apartments (14.4%)
57,500	Apartment Investment & Management Co.	$2,687
18,900	Avalonbay Communities	2,318
59,700	Camden Property Trust	3,722
21,000	Education Realty Trust	272
38,800	Home Properties	1,995
50,900	Mid-America Apartment Communities	2,647
64,700	UDR, Inc.	1,536
		15,177
Commercial Financing (11.5%)
124,200	Capital Trust	4,188
12,200	CBRE Realty Finance	60
161,175	Crystal River Capital	2,345
128,400	Gramercy Capital	3,386
227,100	NorthStar Realty Finance	2,123
		12,102
Community Centers (8.0%)
26,600	Cedar Shopping Centers	342
191,400	Tanger Factory Outlet Centers	8,062
		8,404
Diversified (19.2%)
99,600	Colonial Properties Trust	3,120
114,800	Istar Financial	3,503
90,640	Lexington Realty Trust	1,794
73,200	Macquarie Infrastructure	3,057
78,000	Vornado Realty Trust	8,714
		20,188
Health Care (23.7%)
106,300	HCP, Inc.	3,618
84,700	Health Care REIT	3,751
76,800	Nationwide Health Properties	2,398
135,000	OMEGA Healthcare Investors	2,259
301,200	Ventas, Inc.	12,919
		24,945
Industrial (8.2%)
323,600	DCT Industrial Trust	3,472
42,800	EastGroup Properties	2,041
75,900	First Industrial Realty Trust	3,093
		8,606

NUMBER OF SHARES		MARKET VALUE (000's omitted)
Lodging (1.1%)
54,500	Ashford Hospitality Trust	$536
10,000	Hospitality Properties Trust	396
7,300	Sunstone Hotel Investors	203
		1,135
Office (15.6%)
219,100	American Financial Realty Trust	1,477
11,200	BioMed Realty Trust	267
84,990	Brandywine Realty Trust	2,199
69,800	Highwoods Properties	2,510
86,700	Kilroy Realty	5,639
89,900	Mack-Cali Realty	3,559
30,400	Maguire Properties	828
		16,479
Office—Industrial (2.7%)
76,300	Liberty Property Trust	2,870
Regional Malls (5.8%)
30,500	CBL & Associates Properties	1,010	ØØ
195,600	Glimcher Realty Trust	4,342
21,100	Pennsylvania REIT	805
		6,157
Self Storage (2.2%)
41,997	Extra Space Storage	660
3,100	Public Storage	251
29,400	Sovran Self Storage	1,391
		2,302
	Total Common Stocks (Cost $76,461)	118,365
Preferred Stocks (11.8%)
Apartments (0.5%)
20,700	Apartment Investment & Management, Ser. T	511
Commercial Services (0.9%)
20,000	Newcastle Investment, Ser. B	423
25,300	Newcastle Investment, Ser. D	491
		914

See Notes to Schedule of Investments 5

Schedule of Investments as of October 31, 2007 (cont.)

NUMBER OF SHARES		MARKET VALUE (000's omitted)
Community Centers (1.0%)
4,800	Developers Diversified Realty, Ser. I	$115
17,000	Saul Centers, Ser. A	424
21,000	Tanger Factory Outlet Centers, Ser. C	525
		1,064
Health Care (2.7%)
56,000	LTC Properties, Ser. E	2,891
Lodging (3.2%)
22,800	AP AIMCAP, Ser. A	454	*
20,400	Felcor Lodging Trust, Ser. A	463
14,600	Hersha Hospitality Trust, Ser. A	342
13,000	Lasalle Hotel Properties, Ser. D	292
21,000	Lasalle Hotel Properties, Ser. E	509
20,000	Strategic Hotels & Resorts, Ser. B	466
37,200	Strategic Hotels & Resorts, Ser. C	856
		3,382
Office—Industrial (2.4%)
15,000	Digital Realty Trust, Ser. A	378
50,000	LBA Realty, Ser. A	2,193
		2,571
Regional Malls (1.1%)
30,200	Glimcher Realty Trust, Ser. F	740
8,500	Glimcher Realty Trust, Ser. G	197
7,200	Taubman Centers, Ser. G	181
		1,118
	Total Preferred Stocks (Cost $11,687)	12,451
Time Deposits (2.3%)
2,412	Euro Time Deposit 3.70%, due 11/1/07 (Cost $2,412)	2,412	#
	Total Investments (126.5%) (Cost $90,560)	133,228	##
	Cash, receivables and other assets, less liabilities (13.4%)	14,064
	Liquidation Value of Auction Preferred Shares [(39.9%)]	(42,000)
	Total Net Assets Applicable to
	Common Shareholders (100.0%)	$105,292

See Notes to Schedule of Investments 6

Notes to Schedule of Investments

#  At cost, which approximates market value.

##  At October 31, 2007, the cost of investments for U.S. federal income tax purposes was $90,636,000. Gross unrealized appreciation of investments was $73,438,000 and gross unrealized depreciation of investments was $30,846,000, resulting in net unrealized appreciation of $42,592,000, based on cost for U.S. federal income tax purposes.

ØØ  All or a portion of this security is segregated as collateral for interest rate swap contracts.

*  Security did not produce income during the last twelve months.

Statement of Assets and Liabilities
October 31, 2007

(000's omitted except per share amounts)

The Denali Fund Inc.
Assets
Investments in securities, at market value* (Notes A & E)—see Schedule of Investments	$133,228
Cash	1
Dividends and interest receivable	214
Receivable for securities sold	13,819
Interest rate swaps, at market value (Note A)	197
Prepaid expenses and other assets	9
Total Assets	147,468
Liabilities
Distributions payable—preferred shares	40
Distributions payable—common shares	8
Payable to administrator (Note B)	31
Accrued expenses and other payables	97
Total Liabilities	176
Auction Preferred Shares Series A at liquidation value
2,000 shares authorized; 1,680 shares issued and outstanding
$.0001 par value; $25,000 liquidation value per share (Note A)	42,000
Net Assets applicable to Common Shareholders at value	$105,292
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$55,317
Distributions in excess of net investment income	(69)
Accumulated net realized gains on investments and swap contracts	7,177
Net unrealized appreciation in value of investments and swap contracts	42,867
Net Assets applicable to Common Shareholders at value	$105,292
Common Shares Outstanding ($.0001 par value; 999,998,000 shares authorized)	4,157
Net Asset Value Per Common Share Outstanding	$25.33
*Cost of investments	$90,560

See Notes to Financial Statements 8

Statement of Operations
For the Year Ended October 31, 2007

(000's omitted)

The Denali Fund Inc.
Investment Income
Income (Note A):
Dividend income—unaffiliated issuers	$6,003
Interest income—unaffilated issuers	2
Income from securities loaned-net (Notes A & E)	19
Income from investments in affiliated issuers (Note E)	73
Total income	6,097
Expenses:
Investment management fees (Notes A & B)	968
Administration fees (Note B)	406
Tender offer and related fees (Note F)	594
Auction agent fees (Note B)	107
Audit fees	54
Basic maintenance expense (Note B)	25
Custodian fees (Note B)	83
Directors' fees and expenses	1
Insurance expense	6
Legal fees	312
Shareholder reports	98
Stock exchange listing fees	28
Stock transfer agent fees	36
Miscellaneous	34
Total expenses	2,752
Investment management and administration fees waived (Notes A & B)	(1,342)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(9)
Net expenses prior to reimbursement of insurance proceeds	1,401
Reimbursement from insurance proceeds (Note F)	(540)
Net expenses	861
Net investment income	5,236
Realized and Unrealized Gain/(Loss) on Investments and Swap Contracts (Note A)
Net realized gain on:
Sales of investment securities of unaffiliated issuers	11,231
Interest rate swap contracts	430
Change in net unrealized appreciation in value of:
Unaffiliated investment securities	(27,916)
Interest rate swap contracts	(501)
Net loss on investments	(16,756)
Distributions to Preferred Shareholders	(2,277)
Net decrease in net assets applicable to Common Shareholders resulting from operations	$(13,797)

See Notes to Financial Statements 9

Statement of Changes in Net Assets

(000's omitted)

	The Denali Fund Inc.
	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase/(Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income	$5,236	$4,587
Net realized gain on investments and swap contracts	11,661	12,370
Change in net unrealized appreciation/(depreciation) of investments and swap contracts	(28,417)	23,768
Distributions to Preferred Shareholders From (Note A):
Net investment income	(789)	(1,102)
Net realized gain on investments	(1,488)	(852)
Total distributions to preferred shareholders	(2,277)	(1,954)
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	(13,797)	38,771
Distributions to Common Shareholders From (Note A):
Net investment income	(5,140)	(4,264)
Net realized gain on investments	(9,704)	(3,295)
Total distributions to common shareholders	(14,844)	(7,559)
Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders	(28,641)	31,212
Net Assets Applicable to Common Shareholders:
Beginning of year	133,933	102,721
End of year	$105,292	$133,933
Distributions in excess of net investment income at end of year	$(69)	$(111)

See Notes to Financial Statements 10

Notes to Financial Statements—The Denali Fund Inc.

Note A—Organization and Summary of Significant Accounting Policies:

1  General: The Denali Fund Inc. (the "Fund") (formerly known as the Neuberger Berman Real Estate Income Fund Inc.) was organized as a Maryland corporation on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Boulder Investment Advisers, L.L.C. and Stewart Investment Advisers ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Previously, the Fund had retained Neuberger Berman Management, Inc. ("Prior Management") as its investment manager and administrator.

2  Portfolio valuation: Investments in equity securities by the Fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

3  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and swap contracts held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

  As determined on October 31, 2007, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund. Permanent book and tax basis differences of $734,348 and $(734,748) were reclassified at October 31, 2007 among distributions in excess of net investment income and accumulated net realized gains on investments, respectively, for the Fund.

  The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$5,929,319	$5,365,590	$11,192,139	$4,146,912	$—	$—	$17,121,458	$9,512,502

  As of October 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Loss Carryforwards and Deferrals	Total
$—	$7,253,519	$42,769,748	$—	$50,023,267

  The difference between book and tax basis distributable earnings is attributable primarily to timing differences of distribution payments and income recognized on interest rate swaps.

5  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and return of paid-in capital. Return of paid-in capital should not be considered yield by investors in the Fund. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2007 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

  The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2007, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2007, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

  The Fund declared two monthly distributions to common shareholders in the amount of $0.115 per share per month, payable after the close of the reporting period, on November 30, 2007 and December 31, 2007, to shareholders of record on November 15, 2007 and December 17, 2007, respectively, with ex-dates of November 13, 2007 and December 13, 2007, respectively. The Fund also declared a special dividend of $1.61 per share to shareholders of record on December 21, 2007, with an ex-date of December 19, 2007, payable on December 31, 2007.

6  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the former complex of related investment companies, which includes closed-end investment companies for which Prior Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7  Redeemable preferred shares: On December 12, 2002, the Fund re-classified 1,500 unissued shares of capital stock as Series A Auction Preferred Shares ("Preferred Shares"). On February 7, 2003, the Fund issued 1,260 Preferred Shares. On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital stock as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

  Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction, except during special rate periods. For the year ended October 31, 2007, distribution rates ranged from 4.99% to 7.50%. The Fund declared distributions to preferred shareholders for the period November 1, 2007 to December 28, 2007 of $358,388.

  The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common shares as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

8  Interest rate swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

  Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

  Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase/(decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2007, the Fund had outstanding interest rate swap contracts as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Receivable	Unrealized Appreciation	Total Fair Value
Citibank, N.A.	$13,000,000	February 12, 2008	3.396%	5.110%	$12,379	$54,588	$66,967
Citibank, N.A.	13,000,000	February 12, 2010	3.923%	5.110%	8,573	121,217	129,790
					$20,952	$175,805	$196,757

(1)  30 day LIBOR (London Interbank Offered Rate) at October 10, 2007.

9  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund had no outstanding repurchase agreements as of October 31, 2007.

10  Security lending: From 2005 through October 26, 2007, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), formerly an affiliate of the Fund, to be its exclusive lending agent until October 26, 2007, when the agreement was terminated. Under the agreement entered into between the Fund and Neuberger, Neuberger paid a guaranteed amount to the Fund.

  Under the securities lending arrangements, the Fund received cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may have invested all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund") until October 26, 2007, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Prior Management.

  Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended October 31, 2007, the Fund received net income under the securities lending arrangements of approximately $18,747, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the year ended October 31, 2007, "Income from securities loaned — net" consisted of approximately $749,784 in income earned on cash collateral and guaranteed amounts (including approximately $734,509 of interest income earned from the Quality Fund and $15,275 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $731,037 (including approximately $0 retained by Neuberger).

11  Transactions with other funds managed by Prior Management: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Prior Management or an affiliate. The Fund invested in Neuberger Berman Prime Money Fund ("Prime Money") until October 26, 2007, as approved by the prior Board. For any cash that the Fund invested in Prime Money, Prior Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2007, management fees waived under this

Arrangement amounted to $1,140 and are reflected in the Statement of Operations under the caption "Investment management and administration fees waived." For the year ended October 31, 2007, income earned under this Arrangement amounted to $72,800 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Concentration of risk: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

13  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. The Fund has also entered into Indemnification Agreements with its officers and directors to indemnify them against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions With Affiliates:

  On October 26, 2007 the Board appointed Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") (together, the "Advisers") as interim advisers to the Fund. The Fund pays the Advisers a monthly fee at an annual rate of 0.20% of the value of the Fund's average monthly net assets (including the principal amount of leverage, if any) ("Net Assets") for the period from October 27, 2007 to October 31, 2007 and 0.28% of the Fund's Net Assets for the year ending October 31, 2008. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a fee equal to 75% of the fees earned by the Advisers and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

  Previously, the Fund retained Neuberger Berman Management, Inc. ("Prior Management") as its investment manager under a Management Agreement. For such investment management services, the Fund paid Prior Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

  Prior Management had contractually agreed to waive a portion of the management fees it was entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2007	0.40
2008	0.32
2009	0.24
2010	0.16
2011	0.08

  Prior Management had not contractually agreed to waive any portion of its fees beyond October 31, 2011.

  Beginning October 26, 2007, Fund Administrative Services, LLC ("FAS") serves as the Fund's co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the Fund's Net Assets up to $250 million; 0.18% of the Fund's Net Assets on the next $150 million; and, 0.15% on the Fund's Net Assets over $400 million. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

  Prior to October 26, 2007, the Fund retained Prior Management as its administrator under an Administration Agreement. The Fund paid Prior Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Prior Management retained State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Prior Management paid State Street a fee for all services received under the agreement. Subsequent to and including October 26, 2007, State Street has been retained as co-administrator and custodian to the Fund.

  In connection with the unsolicited tender offer described in Note F below, Prior Management voluntarily agreed to waive all fees under the Management and Administration Agreements described above for an indefinite period. This voluntary waiver was terminated on October 26, 2007.

  For the year ended October 31, 2007, such waived fees amounted to $1,342,517.

  Prior Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund until October 26, 2007, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger was retained by Prior Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who were officers and/or Directors of the Fund were also employees of Neuberger and/or Prior Management.

  Prior to October 26, 2007, the Fund had entered into a commission recapture program, which enabled it to pay some of its operational expenses by recouping a portion of the commissions it paid to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers paid recaptured commissions to the Fund's custodian and the custodian directed these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended October 31, 2007, the impact of this arrangement was a reduction of expenses of $7,711.

  Prior to October 26, 2007, the Fund had an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2007, the impact of this arrangement was a reduction of expenses of $1,164.

  In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

  In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the Preferred Shares. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund paid a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

  As of October 26, 2007, the Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse independent Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Note C—Securities Transactions:

  During the year ended October 31, 2007, there were purchase and sale transactions (excluding short term securities and interest rate swap contracts) of $26,524,236 and $47,883,180, respectively.

  During the year ended October 31, 2007, brokerage commissions on securities transactions amounted to $136,994, of which Neuberger received $0, Lehman Brothers Inc. received $20,517, and other brokers received $116,477.

Note D—Capital:

  At October 31, 2007, the common shares outstanding were as follows:

  4,157,117

  There were no transactions in common shares for the year ended October 31, 2007 and the year ended October 31, 2006.

Note E—Investments In Affiliates*:

Name of Issuer	Balance of Shares Held October 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2007	Value October 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	1,189,585	35,285,193	36,474,778	—	$—	$72,800
Neuberger Berman Securities Lending Quality Fund, LLC***	11,760,201	184,116,622	195,876,823	—	—	734,509
Total					$—	$807,309

*  Affiliated issuers until October 26, 2007, as defined in the 1940 Act.

**  Prime Money was also managed by Prior Management and could have been considered an affiliate until October 26, 2007 since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

***  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Prior Management, was used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, until October 26, 2007 Quality Fund could have been considered an affiliate of the Fund.

Note F—Litigation:

  The Lola Brown Trust No. 1B (the "Trust") was successful in its recent tender offer for the Neuberger Berman Real Estate Income Fund Inc. (the "Fund"), acquiring 70.1% of the common stock of the Fund. On August 17, 2007 a settlement agreement was reached between the Trust and the Fund which resolved their 3-year litigation (the "Settlement Agreement"). The Parties to the Settlement Agreement, through counsel, had determined that there was a potential for resolving the litigation, which would be in the best interests of the Fund's stockholders and without any party admitting any liability. Concurrently with the execution of the Settlement Agreement, Neuberger and the Trust entered into an agreement pursuant to which Neuberger tendered, and caused any affiliates controlled by Neuberger to tender, all of the Common Stock owned by Neuberger or such affiliate in the Revised Tender Offer, which as of the date of the Settlement Agreement consisted of 184,183.816 shares of Common Stock. The Trust nominated Joel Looney, Richard Barr, Dean Jacobson, Susan Ciciora, and John Horejsi as directors to the Fund (the "Trust Nominees"). The Trust Nominees were elected at a special stockholder meeting called by the Fund and held on October 26, 2007 (the "Special SH Meeting"). Under the terms of the Settlement Agreement, upon election of the Trust Nominees the incumbent board members and officers of the Fund, Neuberger Berman Management, Inc. as the investment manager and administrator to the Fund, and Neuberger Berman LLC as sub-advisor to the Fund, all resigned with immediate effect. In order to create a seamless change of control, new co-advisers and co-administrators were engaged during a special meeting of the Board of the Fund held on October 26, 2007. At that meeting the Board of the Fund also voted to change the name of the Fund to The Denali Fund Inc. and the ticker symbol for the Fund concurrently was changed from NRL to DNY.

  During the year ended October 31, 2007 the Fund received $1,709,635 in insurance proceeds, $1,169,306 of which was receivable as of October 31, 2006 reimbursing it for certain litigation expenses.

Note G—Recent Accounting Pronouncements:

  On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission has permitted investment companies to delay implementation of FIN 48. The Fund will have until April 30, 2008 to implement FIN 48. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

  In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note H—Significant Events:

  The Board of Directors, including a majority of the Independent Directors, ratified Briggs, Bunting & Dougherty, LLP as the Fund's independent registered public accounting firm to replace Ernst & Young LLP, for the Fund's fiscal year ending October 31, 2007. The reports of the financial statements audited by Ernst & Young LLP for the Fund for the past 6 years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years, and there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K. The Fund did not consult Briggs, Bunting & Dougherty, LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (2) any matter that was the subject of a disagreement or a reportable event, as such terms are defined in Item S-K 304 of Regulation S-K.

Financial Highlights

The Denali Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Year Ended October 31,					Period from November 29, 2002^ to October 31,
	2007	2006	2005	2004		2003
Common Share Net Asset Value, Beginning of Period	$32.22	$24.71	$23.00	$18.40		$14.33
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income¢	1.26	1.10	.36	.87	ß	.87
Net Gains or Losses on Securities (both realized and unrealized)	(4.03)	8.70	3.42	4.90	ß	4.60
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.19)	(.27)	(.08)	(.07)		(.05)
Net Capital Gains¢	(.36)	(.20)	(.22)	(.05)		(.00)
Tax Return of Capital¢	—	—	(.00)	(.00)		(.01)
Total Distributions to Preferred Shareholders	(.55)	(.47)	(.30)	(.12)		(.06)
Total From Investment Operations Applicable to Common Shareholders	(3.32)	9.33	3.48	5.65		5.41
Less Distributions to Common Shareholders From:
Net Investment Income	(1.24)	(1.03)	(.45)	(.76)		(.84)
Net Capital Gains	(2.33)	(.79)	(1.31)	(.61)		(.15)
Tax Return of Capital	—	—	(.01)	(.01)		(.16)
Total Distributions to Common Shareholders	(3.57)	(1.82)	(1.77)	(1.38)		(1.15)
Less Capital Charges From:
Issuance of Common Shares	—	—	—	(.00)		(.03)
Issuance of Preferred Shares	—	—	—	(.00)		(.16)
Total Capital Charges	—	—	—	(.00)		(.19)
Accretive Effect of Acquiring Treasury Shares	—	—	—	.33		—
Common Share Net Asset Value, End of Period	$25.33	$32.22	$24.71	$23.00		$18.40
Common Share Market Value, End of Period	$22.08	$28.06	$21.36	$20.01		$17.29
Total Return, Common Share Net Asset Value†	-10.7%	+40.5%	+16.9%	+34.4%		+38.1%**
Total Return, Common Share Market Value†	-10.6%	+41.5%	+16.2%	+24.5%		+24.0%**
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$105.3	$133.9	$102.7	$95.6		$84.3
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$42.0	$42.0	$42.0	$42.0		$42.0
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders#	.72%	.87%	3.02%	1.85	%ß	1.82%*
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders‡	.71%	.86%	3.01%	1.85	%ß	1.82%*
Ratio of Net Investment Income Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	4.34%	4.00%	1.52%	4.23	%ß	6.00%*
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	1.89%	1.70%	1.25%	.61%		.44%*
Ratio of Net Investment Income Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	2.45%	2.30%	.27%	3.62	%ß	5.56%*
Portfolio Turnover Rate	17%	15%	8%	5%		14%**
Asset Coverage Per Preferred Share, End of Period@	$87,698	$104,743	$86,156	$81,907		$75,165

See Notes to Financial Highlights 19

Notes to Financial Highlights

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Prior Management had not waived a portion of the investment management and administration fees.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After waiver of, depending on the period, all or a portion of the management and/or administration fees by Prior Management. Had Prior Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

Year Ended October 31,
2007	2006	2005	2004	2003 (1)
1.83%	2.03%	4.22%	2.50%	2.36%

  (1)  Period from November 29, 2002 to October 31, 2003.

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

††  Expense ratios do not include the effect of distributions to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares outstanding.

ß  Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:

Year Ended October 31, 2004
Net Investment Income	$.14
Net Gains or Losses in Securities (both realized and unrealized)	$(.14)
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders	(.67%)
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders	(.67%)
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	.67%
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	.67%

¢  Calculated based on the average number of shares outstanding during each fiscal period.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Denali Fund Inc.

We have audited the accompanying statement of assets and liabilities of The Denali Fund Inc. (previously Neuberger Berman Real Estate Income Fund Inc.), including the schedule of investments, as of October 31, 2007, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2006 and the financial highlights for each of the periods indicated therein were audited by other auditors whose report dated December 8, 2006 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Denali Fund Inc. as of October 31, 2007, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 28, 2007

Distribution Reinvestment Plan (Unaudited)

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of

Distribution Reinvestment Plan (cont.) (Unaudited)

the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directors and Officers (Unaudited)

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years	Number of Funds in Fund Complex† Overseen by Director
Disinterested Directors

Joel W. Looney Chairman Age: 46	Director of the Fund and Chairman of the Board since October 2007. Current term to expire at the 2008 annual meeting.	Partner (since 1999), Financial Management Group, LLC (investment adviser); Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since 2003), First Financial Fund, Inc.	4

Dr. Dean L. Jacobson Age: 68	Director of the Fund since October 2007. Current term to expire at the 2008 annual meeting.	Founder and President, Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University; Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2003), First Financial Fund, Inc.	4

Richard I. Barr Age: 70	Director of the Fund since October 2007. Current term to expire at the 2008 annual meeting.	Retired. Manager (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage); Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since 2001), First Financial Fund, Inc.	4

Interested Directors**

Susan L. Ciciora Age: 42	Director of the Fund since October 2007. Current term to expire at the 2008 annual meeting.	Trustee, Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B; Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation); Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director (since 2003), First Financial Fund, Inc.	4

John S. Horejsi Age: 39	Director of the Fund since October 2007. Current term to expire at the 2008 annual meeting.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (since 2004), Boulder Growth & Income Fund, Inc.; Director (since 2006), Boulder Total Return Fund, Inc.; Director (since 2006), First Financial Fund, Inc.	4

*  Unless otherwise specified, the Directors' respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

†  Includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., and First Financial Fund, Inc.

**  Ms. Ciciora and Mr. Horejsi each are an "interested person" as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA and FAS.

Directors and Officers (cont.) (Unaudited)

The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on October 26, 2007. This table shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years
Stephen C. Miller Age: 54	President of the Fund since October 2007. Appointed annually.	President and General Counsel (since 1999), Boulder Investment Advisers LLC; Manager (since 1999), Fund Administrative Services L.L.C.; Vice President (since 1998), Stewart Investment Advisers; President (since 2002) and Director (2002-2004), Boulder Growth & Income Fund, Inc.; President (since 1999) and Director (1999-2004), Boulder Total Return Fund, Inc.; President (since 2003) and Director and Chairman (2003-2004), First Financial Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Carl D. Johns Age: 44	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Fund since October 2007. Appointed annually.	Vice President and Treasurer (since 1999), Boulder Investment Advisers LLC; Assistant Manager (since 1999), Fund Administrative Services L.L.C.; Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer (since 2002), Boulder Growth & Income Fund, Inc.; Vice President, Chief Financial Officer and Chief Accounting Officer (since 1999), Boulder Total Return Fund, Inc.; Vice President, Chief Financial Officer and Chief Accounting Officer (since 2003), First Financial Fund, Inc.

Joel L. Terwilliger Age: 38	Chief Compliance Officer of the Fund since October 2007. Appointed annually.	Associate General Counsel (since 2006) and Chief Compliance Officer (since 2007), Boulder Investment Advisers LLC, Stewart Investment Advisers, Fund Administrative Services L.L.C., Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., and First Financial Fund, Inc.; Senior Associate/Managing Counsel (2002-2006), Great-West Life & Annuity Insurance Company.

Stephanie J. Kelley Age: 51	Secretary since October 2007. Appointed annually.	Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Secretary (since 2000), Boulder Total Return Fund, Inc., Secretary (since 2003), First Financial Fund, Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family; Employee (since 1999), Fund Administrative Services L.L.C.

Nicole L. Murphey Age: 30	Assistant Secretary since October 2007. Appointed Annually.	Assistant Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Assistant Secretary (since 2000), Boulder Total Return Fund, Inc.; Assistant Secretary (since 2003) First Financial Fund, Inc.; Employee (since 1999), Fund Administrative Services L.L.C.

*  Unless otherwise specified, the Officers' respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, at www.thedenalifund.com and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at www.thedenalifund.com and on the website of the Securities and Exchange Commission at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Certification

The Chief Executive Officer of the Fund certified to the New York Stock Exchange ("NYSE") in December 2007 that he was not aware of any violations by the Fund of the NYSE Section 303A Corporate Governance Listing Standards. In addition, the Chief Executive Officer and the Chief Financial Officer in September 2007 signed the certifications to the SEC required by Rule 30a-2 under the Investment Company Act of 1940 regarding the quality of the Fund's public disclosure.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of The Denali Fund Inc. (the "Fund") have established the following policy regarding information about the Fund's stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, "Personal Information")) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund's business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Notice to Shareholders (Unaudited)

The Fund hereby designates $11,192,139 as long term capital gain distributions for federal income tax purposes.

For the fiscal year ended October 31, 2007, 3.7% of the taxable income qualifies for the 15% dividend tax rate.

Discussion Regarding the Board of Directors' Approval of the Investment Advisory Agreements

Background

The Fund was organized in 2002 as a Maryland corporation under the name "Neuberger Berman Real Estate Income Fund Inc." From the Fund's inception, Neuberger Berman Management, Inc. ("Prior Management") served as investment manager and administrator and Neuberger Berman, LLC ("NB LLC") served as sub-adviser to the Fund (together, "Neuberger Berman"). In 2004, The Lola Brown Trust No. 1B, a trust affiliated with the Horejsi family (the "Trust"), instituted a tender offer for the common shares of the Fund. As a defensive measure, the Fund initiated legal action against the Trust and other defendants in the United States District Court for the District of Maryland styled Neuberger Berman Real Estate Income Fund Inc. v. Lola Brown Trust No. 1B, et al., Civ. No. 04-3056 AMD) (the "Litigation"). In May 2007, the court issued a decision in the Litigation, and the Trust and the Fund entered into settlement discussions. In August 2007, the Fund and Trust entered into a settlement agreement (the "Settlement Agreement"), pursuant to which the Trust would amend its tender offer for 100% of the outstanding common shares at 99% of net asset value on the day the tender offer concluded (the "Revised Tender Offer"). Under the terms of the Settlement Agreement, if the Revised Tender Offer was successful, the Board would call a special meeting of stockholders to vote on the election of five director nominees proposed by the Trust (the "Trust Nominees"). The Revised Tender Offer was successfully concluded on September 14, 2007. As a result of the Revised Tender Offer, together with the shares it held prior to the Revised Tender Offer, the Trust currently owns approximately 70.6% of the Fund's common shares.

On October 26, 2007, the Fund held its annual stockholder meeting, at which time the Trust Nominees were duly elected. On the same day, the Fund's board of directors (the "Board") held a special meeting at which the incumbent directors resigned and the newly elected Trust Nominees took their Board seats (the "October Meeting"). Also on the same day, Neuberger Berman's status as advisers to the Fund was terminated, leaving a void in the day-to-day management of the Fund's assets. At the October Meeting, the Board was presented with a proposal to fill this void by selecting Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers (also known as Stewart West Indies Trading Company, Ltd.) ("SIA") (together, the "Advisers") to co-manage the Fund on an interim basis pursuant to interim advisory agreements (the "Interim Advisory Agreements"). The Board was also asked to approve new advisory agreements with each of the Advisers (the "Proposed Advisory Agreements") whereby, once approved by the Fund's stockholders, the Advisors would provide investment co-advisory services to the Fund on an ongoing basis. Based on an extensive analysis of the factors described below, the Directors, including all of the directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Directors), unanimously approved the execution of the Interim Advisory Agreements and the Proposed Advisory Agreements, and recommended that the Proposed Advisory Agreements be submitted to stockholders for approval.

The Neuberger Berman Agreements

Pursuant to the terms of the investment advisory agreement between Prior Management and the Fund (the "Prior Advisory Agreement"), Neuberger Berman was responsible for managing the Fund's investment portfolio and was entitled to receive an investment advisory fee of 60 basis points, of which Neuberger Berman contractually waived 40 basis points through October 31, 2007, and 32 basis points through October 31, 2008 (the "Prior Fee"). However, as a result of the Fund's significant legal expenses in connection with the Litigation, Neuberger Berman waived all of its advisory fees pending resolution of the Litigation.

The Interim Advisory Agreements

At the October Meeting, the Board approved the Advisers as interim advisers to the Fund and approved the Interim Advisory Agreements, which contemplated an aggregate interim advisory fee equal to the Prior Fee (i.e., the fee to which Neuberger Berman was due under its agreement with the Fund, including contractual fee waivers). Under the Interim Advisory Agreements, commencing October 26, 2007, the Advisers became responsible for making all investment decisions, supplying investment research and portfolio management services and placing purchase and sale orders for portfolio transactions for the Fund. The compensation and substantive terms under the Interim Advisory Agreements are

Discussion Regarding the Board of Directors' Approval of the Investment Advisory Agreements (continued)

the same as under the Prior Advisory Agreement. The Interim Advisory Agreements will terminate automatically after 150 days or upon the effectiveness of the Proposed Advisory Agreements, whichever occurs sooner.

The Proposed Advisory Agreements

Under the Proposed Advisory Agreements, the Advisers will receive an annual fee, payable monthly, in an aggregate amount calculated at a rate of 1.25% of the Managed Assets (the "Proposed Fee"). "Managed Assets" means the total assets of the Fund less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation value of any preferred shares outstanding is not considered a liability. The Proposed Fee will be split between the Advisers, 25% to BIA and 75% to SIA. This percentage split may be changed from time to time by the Board without stockholder approval so long as the gross advisory fee paid by the Fund is not increased. The Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on asset levels up to $400 million, 1.10% on assets levels between $400-$600 million; and 1.00% on asset levels exceeding $600 million. This fee waiver agreement has a one-year term and is renewable annually.

Factors Considered

The 1940 Act requires that the Board, including a majority of the Independent Directors, approve the terms of the Interim Advisory Agreements and the Proposed Advisory Agreements (collectively, the "Advisory Agreements"). At the October Meeting, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the Advisory Agreements. Generally, the Board considered a number of factors in approving the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of Boulder Total Return Fund, Inc. ("BTF") and Boulder Growth & Income Fund, Inc. ("BIF") (together, the "Boulder Funds"), two other closed end investment companies managed by the Advisers, compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund's principal stockholders; and (vii) the relationship between the Advisers and its affiliated service provider, Fund Administrative Services, L.L.C. ("FAS"). The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers' services and the reasonableness of the Advisers' fees under the Advisory Agreements, the Board reviewed a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers' investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers' financial condition, pro forma profitability from its anticipated relationship with the Fund, soft dollar commission and trade allocation policies, organizational structure and compliance policies and procedures. The Board also considered information received from the Advisers throughout the year with respect to the Boulder Funds, including investment performance and expense ratio reports for the Boulder Funds. In advance of the October Meeting, the Trust Nominees held a special telephonic meeting with independent legal counsel. The principal purpose of the meeting was to discuss the Advisory Agreements and review the materials provided to the Trust Nominees by the Advisers in connection

Discussion Regarding the Board of Directors' Approval of the Investment Advisory Agreements (continued)

with the Advisory Agreements. As a result of these discussions, the Independent Directors requested that the Advisers provide supplemental materials to assist the Trust Nominees in their evaluation of the Advisory Agreements. The Board held additional discussions at the October Meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present. The information below summarizes the Board's considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services to be provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser's most recent investment adviser registration form on the Securities and Exchange Commission's Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers' key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers' portfolio management personnel. In this regard, it was noted that the Advisers' only clients are the Fund and the two Boulder Funds. Accordingly, the Board was satisfied that the Advisers' investment personnel, including Stewart R. Horejsi, the Fund's principal portfolio manager, would devote a significant portion of their time and attention to the success of the Fund and its investment strategy. The Board also considered the Advisers' policies and procedures for ensuring compliance with applicable laws and regulations. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisers, and that the Advisers possessed the ability to provide these services to the Fund in the future. The Board was satisfied that the Advisers have the experience and personnel to manage the Fund's portfolio both as it existed on October 26, 2007 (i.e., primarily in REITs) and as it would exist under the new investment objective and policies for the Fund approved by the Board (i.,e., total return with a near term focus on financial services companies). In coming to this conclusion, the Board noted that the Advisers have satisfactorily managed the Boulder Funds, for which all the Independent Directors serve as independent board members.

Investment Performance

The Board considered the investment performance of BTF since 1999 and BIF since 2002, when the Advisers took over management of each of the respective funds. The Board noted favorably that the long-term performance of the Boulder Funds (i.e., performance since the Advisers began managing the respective funds' portfolios) outperformed the Standard & Poor's 500 Index, each Boulder Fund's primary relevant benchmark, and the Dow Jones Industrial Average and Nasdaq Composite, each Boulder Fund's secondary benchmarks. Based on these factors, the Board concluded that the overall performance results supported approval of the Advisory Agreements. In their consideration of the Advisers' performance, the Board noted that there are significant differences between the investment objectives of the Boulder Funds and the Fund's new investment objective, that the Boulder Funds have large concentrations in Berkshire Hathaway, and that neither of the Boulder Funds concentrate or significantly focus on financial service companies.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services to be provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund's total expense ratio and its various components. The Board acknowledged that the Proposed Fee is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds, although it is the same as that charged by the Advisers to the Boulder Funds, who are the Advisers' only other

Discussion Regarding the Board of Directors' Approval of the Investment Advisory Agreements (continued)

clients. The Board noted that, if certain other Proposals that will be presented to the Fund's stockholders are approved, most of the Fund's investment limitations will have been removed, resulting in a much broader (and more difficult to assess) universe of investment possibilities for the Fund than might otherwise be the case for other "sector" or "industry" oriented funds, which the Board believes requires a greater degree of portfolio management skill on the part of the Advisers. The Board also considered that the Advisers have a policy of not participating in (or neutralizing the indirect cost to their clients of) soft dollar or directed brokerage transactions. Instead, the Advisers directly bear the cost of third party research utilized by the Advisers, increasing the cost to the Advisers of providing investment management services to their fund clients and decreasing their clients' transaction expenses. The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs anticipated to be incurred by the Advisers and FAS in providing services to the Fund. Based on its analysis of this information, the Board determined that the level of profits expected to be earned by the Advisers from managing the Fund bear a reasonable relationship to the services rendered, and concluded that the fees under the Advisory Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers. The Board recognized that the Proposed Fee represents a significant increase compared to the Prior Fee. However, the Board believed that the higher fee is justified primarily because, if the new investment objective is approved by the stockholders, the Advisers will have the added responsibility of determining asset allocation across the entire universe of investment possibilities (consistent with the "total return" objective). The Board took into consideration that, with respect to the Boulder Funds, the Advisers had advocated removal of investment restrictions which ultimately benefited stockholders, but required the Advisers to analyze a much broader universe of investments. In contrast, under the Fund's present investment objective and concentration policy, the former advisers analyzed a relatively narrow asset class (i.e., REITs) having fewer prospects and with respect to which there is considerable focused third-party research available. Moreover, the former adviser was mandated to remain substantially invested in REITs whether or not the REIT industry was in or out of favor, and thus did not have the burden of determining when and whether exiting the industry concentration was appropriate and in the best interest of the stockholders. The Board believed that the Advisers will necessarily expend more time, energy and resources in determining the most appropriate asset class at the most appropriate time and thus were entitled to a higher fee than the former advisers.

Economies of Scale.

The Board considered whether there might be economies of scale with respect to the management of the Fund, whether the Fund could appropriately benefit from any economies of scale, and whether the management fee is reasonable in relation to the Fund's assets and any economies of scale that may exist. Based on the relatively small size of the Fund, the Board determined that no meaningful economies of scale would be realized until the Fund achieved significantly higher asset levels. The Board also noted that the Advisers' internal costs of providing investment management services to the Boulder Funds had increased, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. Nevertheless, the Board determined that breakpoints should be added to the Fund's advisory fee schedule to reduce the advisory fees in the event the Fund's assets increased over current levels. After some discussion, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on asset levels up to $400 million, 1.10% on assets levels between $400-$600 million; and 1.00% on asset levels exceeding $600 million. This fee waiver agreement has a one-year term and is renewable annually. The Board concluded that these breakpoint levels were acceptable and would appropriately benefit the Fund with respect to any economies of scale realized by the Advisers if the Fund's assets grow.

Discussion Regarding the Board of Directors' Approval of the Investment Advisory Agreements (continued)

Support by Significant Stockholder

The Board placed considerable weight on the views of the Trust, the Fund's largest stockholder, which is affiliated with Mr. Horejsi and the Advisers. As of November 30, 2007, the Trust held approximately 70.6% of the Fund's common shares. The Board understands from Mr. Horejsi that the Trust is supportive of the Advisers and the approval of the Advisory Agreements.

Approval

The Board based its decision to approve the Advisory Agreements on a careful analysis, in consultation with Fund counsel and independent counsel for the Independent Directors, of these and other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund's Advisory Agreements are reasonable and fair and that approval of the Advisory Agreements is in the best interests of the Fund and its stockholders.

The Denali Fund Inc.

Meeting of Stockholders—Voting Results (Unaudited)

On October 26, 2007, the Fund held its Annual Meeting of Stockholders to consider the election of Directors of the Fund. Five Directors of the Fund were elected to serve until the Annual Meeting of the Stockholders or until their successors are elected and qualified. The terms for Class I, Class II, and Class III Directors expire in 2009, 2010 and 2008, respectively. The following votes were recorded:

PROPOSAL 1: (Voting by Common Stock and Preferred Stock Stockholders):

Election of Joel W. Looney as Director of the Fund (Class I Director)	# of Votes Cast	% of Votes Cast
Affirmative	3,047,452	100.0
Withheld	1,033	0.0
TOTAL	3,048,485	100.0

Election of John S. Horejsi as Director of the Fund (Class II Director)	# of Votes Cast	% of Votes Cast
Affirmative	3,047,124	100.0
Withheld	1,361	0.0
TOTAL	3,048,485	100.0

Election of Dr. Dean L. Jacobson as Director of the Fund (Class III Director)	# of Votes Cast	% of Votes Cast
Affirmative	3,047,452	100.0
Withheld	1,000	0.0
TOTAL	3,048,452	100.0

PROPOSAL 2: (Voting by Preferred Stock Stockholders):

Election of Richard I. Barr as Director of the Fund (Class II Director)	# of Votes Cast	% of Votes Cast
Affirmative	783	96.0
Withheld	33	4.0
TOTAL	816	100.0

Election of Susan L. Ciciora as Director of the Fund (Class III Director)	# of Votes Cast	% of Votes Cast
Affirmative	783	96.0
Withheld	33	4.0
TOTAL	816	100.0

Co-Investment Advisers

Stewart Investment Advisers
Boulder Investment Advisers, L.L.C.
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator

Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator

State Street Bank and Trust Company
200 Clarendon Street, LEG013
Boston, MA 02116

Custodian

State Street Bank and Trust Company
200 Clarendon Street, LEG013
Boston, MA 02116

Stock Transfer Agent

The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

Legal Counsel

Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Independent Registered Public
Accounting Firm

Briggs, Bunting & Dougherty, LLP
2 Penn Center Plaza, Suite 820
Philadelphia, PA 19102

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

www.thedenalifund.com

Item 2. Code of Ethics.

On October 26, 2007, the stockholders of the Registrant elected a complete new slate of Directors, subsequent to a successful tender offer by the Lola Brown Trust No. 1B which concluded on September 14, 2007.  Following their election, the new Board of Directors of the Registrant held its first special meeting during which the Registrant adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). For the year ended October 31, 2007, subsequent to the adoption of the Code of Ethics, there were no other amendments to any provision of the Code of Ethics, nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Code of Ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)          Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $33,500 and $28,000 for the fiscal years ended October 31, 2006 and October 31, 2007, respectively.

(b)         Audit-Related Fees – The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in AUDIT FEES was $6,250 for the fiscal year ended 2006. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% of these services provided by E&Y for the fiscal year ended 2006 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant was $0 fiscal year ended October 31, 2006.

(c)          Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns and excise tax calculations were $9,500 and $4,500 for the fiscal years ended October 31, 2006 and October 31, 2007, respectively.

(d)         All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of  this Item were $0 and $0 for the fiscal years ended October 31, 2006 and October 31, 2007, respectively.

(e)          (1)  The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)   There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2

(f)            None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2007 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)         Non-Audit Fees -  Non-audit fees billed by E&Y for services rendered to the Registrant was $15,750 for the fiscal year ended October 31, 2006. Non-audit fees billed by E&Y for services rendered to the Registrant’s prior investment adviser Neuberger Berman Management and any entity controlling, controlled by, or under common control with Neuberger Berman Management that provided ongoing services to the Registrant was $126,000 for the fiscal year ended October 31, 2006.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

As of the end of the period covered by this report, the following registrants have been designated as the Fund’s audit committee: Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6. Schedule of Investments.

The Funds’ full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc. and The Denali Fund Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1.             Policy.  It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.(1)  The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2.             Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund.  The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3.             Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

a.     Review of Adviser Proxy Voting Procedures.  The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes.  In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.     Voting Record Reporting.  No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year.  With respect to those proxies the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.             Revocation.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.  This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.             Annual Filing.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.  The Fund must file the complete proxy voting record on an annual basis on

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

3

Voting Policies and Procedures

this form.  Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.  This form must provide the following information:

1.             Name of the issuer of the portfolio security

2.             Exchange ticker symbol

3.             CUSIP #

4.             Shareholder meeting date

5.             Brief indication of the matter voted on

6.             Whether matter was proposed by the issuer or by a security holder

7.             Whether the Fund cast its vote on the matter

8.             How the Fund cast its vote

9.             Whether the Fund cast its vote for or against management

6.             Disclosures.

a.     The Fund shall include in any future registration statement:

i.      A description of the Voting Policies and the Voting Guidelines(3); and

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

b.     The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.      A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.(5)

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

7.             Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires advisers to retain:

1.             Proxy voting policies and procedures

2.             Proxy statements received regarding client securities

3.             Records of votes cast on behalf of clients

4.             Records of written client requests

5.             Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8.             Review of Policy.  At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

(3) This disclosure is included in all  registration statements filed on behalf of the Funds after July 1, 2003.

(4) This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

(5) This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

(6) This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

4

EXHIBIT  A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting

BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR

Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST

Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.

Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR

Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.

Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.

Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit	We will generally support the choice of auditors recommended by the Audit

5

Voting Policies and Procedures

Category	Guideline	Voting

	committee and not to management.	Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES

Shareholder Right to Call Special Meeting		Generally FOR

Shareholder Right to Act by Written Consent		Generally FOR

Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.

Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.

Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.

COMPENSATION ISSUES

Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.

Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not

6

Category	Guideline	Voting

capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.

Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.

Require Shareholder Approval of Golden Parachutes		Generally FOR

TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.

Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.

Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

7

Category	Guideline	Voting

Issuance of Authorized Shares		Generally FOR

Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.

OTHER MATTERS

Stock Repurchase Plans		Generally FOR

Stock Splits		Generally FOR

Require Shareholder Approval to issue Preferred Stock		Generally FOR

Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.

Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Dated:  October 26, 2007

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Since October 2007, Stewart R. Horejsi is the Fund’s primary investment manager and, together with Carl D. Johns—the Fund’s Vice President and Treasurer—is responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi is primarily responsible for the Fund’s asset allocation and Mr. Johns, also Vice President and Treasurer for Boulder Investment Advisers, LLC (“BIA”), is responsible for research and managing the Fund’s fixed income portfolio. Messrs. Horejsi and Johns are referred to herein as the “Portfolio Managers”. The Portfolio  Managers act as the portfolio managers with respect to the Fund and two other registered investment companies, the Boulder Growth & Income Fund, Inc. (“BIF”) and Boulder Total Return Fund, Inc. (“BTF”) (together the “Boulder Funds”).  As of December 31, 2007, BTF had total assets, including leverage, of approximately $389 million and BIF had total assets, including leverage, of approximately $159 million. BIA and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“ SIA”) act as Co-Advisers to the Fund and are collectively referred to as the “Advisers”. Mr. Horejsi also acts as a financial consultant to other trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and manages their portfolios of equities having an aggregate value of approximately $878 million as of December 31, 2007.

8

The Portfolio Managers are compensated with fixed salaries which are established based on a number of considerations, including, among others, job and portfolio performance, industry compensation and comparables, and years of experience and service with the Advisers. The Portfolio Managers are reviewed from time to time and their salaries may be adjusted based on their recent and long-term job performance and cost of living increases. Generally, the Portfolio Managers do not receive bonuses.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to the Boulder Funds as well as other clients which may engage the Advisers that may have investment objectives identical or similar to those of the Fund. Mr. Horejsi also consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. Securities frequently meet the investment objectives of the Fund, the Horejsi Affiliates and such other funds and accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers or the Horejsi Affiliates seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. However, with respect to the Horejsi Affiliates and the other private account managed by the Advisers, the Horejsi Affiliates and such other private account have consented to allow the funds managed by the Advisers to complete their transactions in any particular security before the Horejsi Affiliates or such other private account will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other fund managed by the Advisers may have the same or similar investment objectives and policies as the Fund, its portfolio does not generally consist of the same investments as the Fund and its performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Lola Brown Trust No. 1B (the “Trust”), which has engaged Mr. Horejsi as a financial consultant and of which Mr. Horejsi is a discretionary beneficiary, holds 2,935,913 shares of the Fund as of December 31, 2007. Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such shares which have a dollar range in excess of $1 million. Mr. Horejsi disclaims all such beneficial ownership. Mr. Johns did not hold any shares of the Fund as of December 31, 2007.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On October 26, 2007, the stockholders of the Registrant elected a complete new slate of Directors, subsequent to a successful tender offer by the Lola Brown Trust No. 1B which concluded on August September 14, 2007.  Following their election, the new Board of Directors of the Registrant held its first special meeting during which the Registrant adopted amended and restated bylaws (the “Bylaws”) that designate procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors. For the year ended October 31, 2007, subsequent to the adoption of the new Bylaws there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

9

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions (the “Senior Officers”), have concluded that’, based on disclosure controls and procedures (as defined in Rule 30s-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) adopted by the Registrant as of October 26, 2007, the registrant’s disclosure controls and procedures are effective as of this date and thereafter.  The Senior Officers have not been provided by Registrant’s prior management an opportunity to conduct an evaluation of the disclosure controls and procedures in effect prior to October 26, 2007.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THE DENALI FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date	1/9/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)
Date	1/9/08

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer (Principal Financial Officer)

Date	1/9/08

11